Exhibit 99

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

MONTHLY OPERATING REPORT FOR THE PERIOD
OCTOBER 1, 2002 THROUGH OCTOBER 31, 2002

DEBTORS' ADDRESS:         US Airways Group, Inc., et al.
                                                 2345 Crystal Dr.
                                                 Arlington, VA 22227

DEBTORS' ATTORNEYS:    John Wm. Butler, Jr.
                                                 John K. Lyons
                                                 SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                                                 333 W. Wacker Dr., Suite 2100
                                                 Chicago, IL 60606
                                                 (312) 407-0700

                                                 Lawrence E. Rifken (VSB No. 29037)
                                                 McGUIREWOODS LLP
                                                 1750 Tysons Boulevard, Suite 1800
                                                 McLean, VA 22102-4215
                                                 (703) 712-5000

REPORT PREPARER:          US Airways Group, Inc., et al.

I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:    December 2, 2002                                                           DEBTOR-IN-POSSESSION

Name/Title: Anita P. Beier/ Vice President and Controller       By:   /s/ Anita P. Beier
Address:      2345 Crystal Dr.
                     Arlington, VA 22227

Phone:         703-872-7000

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Table of Contents

I.     Monthly Operating Report Cover Page

II.    US Airways Group, Inc. Unaudited Consolidated Financial Statements

    Condensed Consolidated Statement of Operations
    Condensed Consolidated Balance Sheet (Form 10-K to be filed no later than 90 days following 12/31/02)
    Condensed Consolidated Statement of Cash Flows (Form 10-K to be filed no later than 90 days following 12/31/02)

III.   Additional Schedules

    Accounts Receivable Schedule, Accounts Payables Schedule, and Cash Balance
    Description of Tax Trusts
    Insurance Policies
    Payments to Professionals
    Banking Accounts and Financial Institution Relationships
    Certifications

IV. Questionnaire

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

1.	Accounting Basis: Cash Accrual X

2.

Preparer: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Anita P. Beier
Controller
US Airways Group, Inc.
2345 Crystal Dr.
Arlington, VA 22227
703-872-7000

3.	Number of Employees: 39,242 Represents total full time equivalents as of October 31, 2002.

4.	Have there been any changes in the nature of your business since the last reporting period? Yes _____ No X Explain:

5.	Are all Business Licenses current? Yes X No_____ Not applicable ______

6.	Total Accounts Receivable: See Exhibit III-A

7.	Post-Petition Accounts Payable: See Exhibit III-A

8.	Taxes: Are all taxes being paid to the proper taxing authorities when due? Yes X No _____. See Exhibits III-B and III-F

9.	Escrow Account: Are you utilizing your tax account only for deposits and payment of payroll and sales taxes? Yes ______ No X Explain: See Exhibits III-B and III-F

10.	Are all books and records of the debtors being maintained monthly and are all current: Yes X No ______ Explain:

11.	Insurance Policies: See Exhibits III-C and III-F
Page 3 of 14

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

12.

Actions of Debtors: During the reporting period, did the debtors:

  Fail to defend or not oppose any action seeking to dispossess the debtors from control or custody of any asset of the estate:

  Yes ______ No X If yes, explain:

  Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going-concern value of the assets of the debtors?

Yes X No ______ If no, explain:

13.

Transfer or Sale of Property: Did the debtors or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtors' assets to another party during the period of this report other than as set forth herein?

Yes __X __ No If yes, explain:

Certain aircraft have been abandoned, in accordance with the Debtors' Aircraft and Engine Lease Rejection Order, during this reporting period.

14.	Payments to Professionals (attorneys, accountants, real estate agents, auctioneers, appraisers, etc., during the reporting period): See Schedule III-D

15.	QUARTERLY U.S. TRUSTEE FEES paid during the reporting period: $ 51,750

EXHIBIT II-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Statement of Operations
For the month ended October 31, 2002

                                                                                                         (in $000s)

Operating Revenues
Passenger transportation	$ 464,871
Cargo and freight	12,581
Other	94,972
Total Operating Revenues	572,424

Operating Expenses
Personnel costs	247,657
Aviation fuel	71,083
Aircraft rent	41,848
Other rent and landing fees	38,615
Aircraft maintenance	25,413
Other selling expenses	30,178
Depreciation and amortization	23,355
Commissions	10,384
Asset impairments and other special items	(90,300)
Other	155,199
Total Operating Expenses	553,432

Operating Income (Loss)	18,992

Other Income (Expense)
Interest income	1,840
Interest expense	(20,969)
Interest capitalized	165
Reorganization items, net	(67,561)
Other, net	117
Other Income (Expense), Net	(86,408)

Income (Loss) Before Income Taxes	(67,416)
Provision (Credit) for Income Taxes	(21,788)

Net Income (Loss)	$ (45,628)

EXHIBIT II-B

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Balance Sheet

The US Airways Group, Inc. balance sheet as of December 31, 2002 will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002.

EXHIBIT II-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Statement of Cash Flows

The US Airways Group, Inc. statement of cash flows for the year ended December 31, 2002 will be provided at the time the Company files its annual report on Form 10-K for the year ended December 31, 2002.

EXHIBIT III-A

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Consolidated Accounts Receivable Aging

	Days Past Due	10/31/02

1.	0-30 Days	$219,251,674
2.	31-60 Days	18,611,819
3.	61-90 Days	8,295,863
4.	91+ Days	17,469,356
5.	Other (1)	36,956,457
6.	Total Accounts Receivable	300,585,169
7.	Amount Considered Uncollectible	(16,712,000)

8.	Accounts Receivable, Net (2)	$283,873,169

Notes:

     (1)  Other Accounts Receivable represents such items as accrued receivables, interline receivables and other immaterial receivables that historically are not aged by the Debtors.

     (2)  Does not include intercompany accounts receivable.

Consolidated Post-Petition Accounts Payable Aging

	Days Past Due	10/31/02

1	Current	$35,598,513
2.	1-7 Days	10,721,378
3.	8-30 Days	3,604,033
3.	31-60 Days	1,941,574
4.	61-90 Days (1)	(1,292,218)
5.	91+ Days	-

6.	Total Accounts Payable (2)	$50,573,280

Notes:

     (1)  A debit exists for the period 61-90 days due to outstanding credits identified by US Airways Group, Inc. that have not been applied to specific invoices or collected.

     (2)  The post-petition accounts payable balances above were obtained from the Debtors' accounts payable systems, and in the event that a liability is estimated for financial reporting purposes, but no invoice was received as of October 31, 2002, the accounts payable balance will differ from that reported in the financial statements. These estimated items include, but are not limited to tax obligations, rent and lease obligations and other accrued expenses. In addition, intercompany accounts payable balances are not included in the balances presented above.

Consolidated Cash Balance

Total Consolidated Cash Balance $830,728,000

EXHIBIT III-B

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Tax Trusts

The Debtors have created trust fund accounts to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

With the exception of Trust Fund 1, which is funded on a daily basis and from which payments are made, all other trust funds have only received an initial funding of the estimated maximum tax liability for US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc. and Piedmont Airlines, Inc. No subsequent funding or payments are made from these trust accounts.

Trust Fund 1

This trust was established on May 15, 2002 with an initial funding of $149.9 million on May 16, 2002. Since the date of funding, all payments associated with the following components have been paid through the trust and daily funding has occurred based on the estimated daily obligation.

The components of Trust 1

  Federal payroll withholding taxes, FICA (employee and employer portion), and Medicare;
  Federal unemployment taxes;
  Federal air transportation excise taxes;
  Federal security charges;
  Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
  Federal Immigration and Naturalization Service (INS) fees;
  Federal customs taxes; and
  Federal jet fuel taxes

Trust Fund 2

This trust was established on May 30, 2002, with an initial funding of $5.6 million occurring on May 31, 2002. Since that date of funding, there has been no activity in Trust Fund 2.

The components of Trust 2

  State and local income tax withholding;
  Employment taxes and related charges;
  State unemployment and supplemental unemployment;
  Disability taxes; and
  Workers' compensation charges

Trust Fund 3

This trust was established on May 30, 2002, with an initial funding of $23.0 million occurring on May 31, 2002. Since the date of funding, there has been no activity in Trust Fund 3.

The components of Trust 3

  Passenger facility charges ("PFC")

EXHIBIT III-C

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Insurance Policies

US Airways Group, Inc.

Coverage	Company	Policy No.	Term
Airline Hull & Liability	AIG Aviation	HL0532564-08	10/1/02 - 10/1/03
Airline Hull & Liability	Airways Assurance Limited	AAL 1003-02	10/1/02 - 10/1/03
Airline Hull & Liability	Allianz	02.0634	10/1/02 - 10/1/03
Airline Hull & Liability	XL Aerospace	PXLA37000031-02	10/1/02 - 10/1/03
Airline Hull & Liability	Global Aerospace Underwriting Managers	SP 6584	10/1/02 - 10/1/03
Airline Hull & Liability	Global Aerospace Underwriting Managers	SP 6587	10/1/02 - 10/1/03
Property insurance	Great Lakes Insurance	01UKXP0000089-00	12/1/01 - 12/1/02
Property insurance	Great Lakes Insurance	01UKXP0000090-00	12/1/01 - 12/1/02
Airline Hull & Liability	La Reunion Aerienne	2002/01681	10/1/02 - 10/1/03
Airline Hull & Liability	Underwriters at Lloyd's and certain Insurance Companies, London, England	AM0201583	10/1/02 - 10/1/03
Airline Hull & Liability	United States Aviation Insurance Group	SIHL1-227A	10/1/02 - 10/1/03
Airline Hull & Liability	United States Aviation Insurance Group	SIHL1-226A	10/1/02 - 10/1/03
Airline Hull & Liability	AXA	02.412	10/1/02 - 10/1/03

US Airways, Inc.
Coverage	Company	Policy No.	Term
Mexican Statutory Legal Liability	Seguros Comercial America, S.A. DE C.V.	To be determined	10/1/02 - 10/1/03

Notes:

(1) The above tables reflect changes to the insurance policies and coverages as disclosed in the Debtor's Monthly Operating Report for the period August 12, 2002 through September 30, 2002. All policies included in the Monthly Operating Report for the period August 12, 2002 through September 30, 2002 are still in effect under the same terms unless noted above.

EXHIBIT III-D

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Payments to Professionals

	Name	Date of Court Authorizing Payment	Amount Approved	Amount Paid (1)	Total Paid to Date (1)	Total Incurred (2)

1.	Skadden, Arps, Slate, Meagher & Flom			$1,337,579	$1,337,579	$ 4,095,502

2.	FTI Consulting, Inc. (3)			1,014,002	1,014,002	2,537,582

3.	The Seabury Group LLC			311,131	311,131	1,157,292

4.	O'Melveny & Myers LLP			419,187	419,187	970,755

5.	Otterbourg, Steindler, Houston & Rosen, PC			208,183	208,183	762,759

6.	Ernst & Young Corporate Finance LLC			136,687	136,687	761,732

7.	KPMG LLP			260,738	260,738	564,398

8.	McGuireWoods, LLP			128,261	128,261	332,506

9.	Vorys, Sater, Seymour and Pease LLP			28,552	28,552	111,537

	Total Payments			$3,844,320	$3,844,320	$11,294,063

Notes:

(1) Represents total of professional fees and out-of-pocket expenses for the period of August 12, 2002 through August 31, 2002 which were paid on November 1, 2002.

(2) Represents total of professional fees and out-of-pocket expenses for the period of August 12, 2002 through September 30, 2002 which have been billed to the debtors through October 31, 2002. Amounts do not include fees and expenses to other Professionals as well as the Professionals listed herein which have not been billed to the debtors for the month of October 2002.

(3) The Business Recovery Services practice of PricewaterhouseCoopers LLP has changed its name to FTI Consulting, Inc. effective August 30, 2002.

EXHIBIT III-E

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Financial Institution Relationships

There have been no changes in financial institution relationships during the current reporting period. See the Monthly Operating Report for the period August 12, 2002 through September 30, 2002 for a complete list of all financial institution relationships.

EXHIBIT III-F

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Certifications

Taxes

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies in effect during the reporting period have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of October 31, 2002.

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Date:    December 2, 2002                                                                    By:   /s/ Anita P. Beier

                                                                                                                Name:   Anita P. Beier

                                                                                                                Title:   Vice President and Controller

EXHIBIT IV

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF VIRGINIA
ALEXANDRIA DIVISION

In Re:                                                                                                                                                  Chapter 11
US Airways Group, Inc., et al.                                                                                                        Case Number: 02-83984
Debtors                                                                                                                                              Jointly Administered
                                                                                                                                                            Hon. Stephen S. Mitchell

Questionnaire		Yes	No

1.	Are any post-petition receivables (accounts, notes, or loans) due from related parties?	X

2.	Have any payments been made on pre-petition liabilities this reporting period?	X

3.	Have any post-petition loans been received by the debtors from any party?	X

4.	Have any pre-petition taxes been paid during the reporting period?	X

5.	Are any wage payments past due?		X

If the answer to any of the above questions is "Yes," provide a detailed explanation of each item. Attach additional sheets if necessary.

Question 1

The Debtors, in the ordinary course of business, enter into regular business transactions with subsidiaries and affiliates, which can result in intercompany receivables. These receivables however are eliminated for reporting purposes on a consolidated basis.

Question 2

In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition liabilities.

Question 3

In accordance with the debtor-in-possession credit facilities, the Debtors have received post-petition loans.

Question 4

In accordance with and authorized by the First Day Orders, the Debtors have made certain payments on pre-petition tax liabilities, including employee taxes, passenger facility charges and other taxes.